                                                                   EXHIBIT 99.13

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance     $27,727,698
Aggregate Original Principal Balance        $27,739,230
Number of Mortgage Loans                            153

                                   MINIMUM      MAXIMUM    AVERAGE(1)
                                   -------      -------    ----------
Original Principal Balance        $ 41,400     $562,500     $181,302
Outstanding Principal Balance     $ 41,400     $562,500     $181,227

                                  MINIMUM      MAXIMUM  WEIGHTED AVERAGE(2)
                                  -------      -------  -------------------
Original Term (mos)                  360          360            360
Stated remaining Term (mos)          351          360            358
Loan Age (mos)                         0            9              2
Current Interest Rate              5.625%       8.875%         7.192%
Initial Interest Rate Cap(4)       3.000%       3.000%         3.000%
Periodic Rate Cap(4)               1.000%       1.000%         1.000%
Gross Margin(4)                    4.875%       8.375%         6.389%
Maximum Mortgage Rate(4)          11.625%      14.875%        13.179%
Minimum Mortgage Rate(4)           5.625%       8.875%         7.179%
Months to Roll(4)                     15           59             25
Original Loan-to-Value             37.50%       90.00%         83.33%
Credit Score (3)                     560          798            679

                       EARLIEST        LATEST
                       --------        ------
Maturity Date         06/01/2034     03/01/2035

                            PERCENT OF                              PERCENT OF
LIEN POSITION             MORTGAGE POOL    YEAR OF ORIGINATION     MORTGAGE POOL
1st Lien                     100.00%       2004                        42.09%
2nd Lien                       0.00        2005                        57.91

OCCUPANCY                                  LOAN PURPOSE
Primary                        0.00%       Purchase                    65.03%
Second Home                    0.00        Refinance - Rate/Term        3.89
Investment                   100.00%       Refinance - Cashout         31.08

LOAN TYPE                                  PROPERTY TYPE
Fixed Rate                     4.33%       Single Family               68.42%
ARM                           95.67        Condominium                 21.02
                                           Planned Unit Development     5.80
AMORTIZATION TYPE                          Two- to Four-Family          4.76
Fully Amortizing              21.82%
Interest Only                 78.18
Balloon                        0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES            LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------          --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
5.501% to 6.000%            4         933,221      0.03      0.058      681       233,305     0.78      1.00     0.51
6.001% to 6.500%           16       2,743,295      9.89      6.370      675       171,456    76.88     88.65    94.22
6.501% to 7.000%           52       9,343,312     33.70      6.791      676       179,679    82.43     84.05    84.82
7.001% to 7.500%           40       7,078,345     25.53      7.319      672       176,959    85.41     87.17    81.09
7.501% to 8.000%           24       4,788,415     17.27      7.869      692       199,517    85.11     21.87    53.53
8.001% to 8.500%           14       2,599,164      9.37      8.241      689       185,655    87.25     45.37    85.19
8.501% to 9.000%            3         241,945      0.87      8.787      636        80,648    73.30      0.00    70.33
                          ---     -----------    ------      -----      ---      --------    -----     -----    -----
TOTAL:                    153     $27,727,698    100.00%     7.192%     679      $181,227    83.33%    70.74%   78.18%
                          ---     -----------    ------      -----      ---      --------    -----     -----    -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.625% per annum to 8.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.192% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
349 to 360                  153     $27,727,698    100.00%   7.192%       679      $181,227    83.33%    70.74%  78.18%
                            ---     -----------    ------    -----        ---      --------    -----     -----   -----
TOTAL:                      153     $27,727,698    100.00%   7.192%       679      $181,227    83.33%    70.74%  78.18%
                            ---     -----------    ------    -----        ---      --------    -----     -----   -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PRINCIPAL BALANCES        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------------   --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                  2     $    83,700      0.30%     8.122%     677      $ 41,850    90.00%   100.00%    0.00%
$50,001 to $100,000             42       3,059,044     11.03      7.338      665        72,834    78.52     69.24    42.26
$100,001 to $150,000            32       4,135,733     14.92      7.218      666       129,242    80.46     89.74    80.60
$150,001 to $200,000            23       4,119,172     14.86      7.118      679       179,094    83.35     83.28    91.77
$200,001 to $250,000            21       4,737,660     17.09      6.909      685       225,603    83.24     80.66    90.84
$250,001 to $300,000             9       2,468,080      8.90      6.936      663       274,231    82.21     87.84    79.56
$300,001 to $350,000            11       3,543,434     12.78      7.224      696       322,130    86.42     36.79    72.41
$350,001 to $400,000             4       1,444,996      5.21      7.626      703       361,249    88.68     49.39    49.39
$400,001 to $450,000             5       2,120,879      7.65      7.048      667       424,176    83.05     60.58    80.59
$450,001 to $500,000             2         948,500      3.42      7.497      711       474,250    87.49     50.18   100.00
$500,001 to $550,000             1         504,000      1.82      8.125      645       504,000    90.00    100.00   100.00
$550,001 to $600,000             1         562,500      2.03      7.990      714       562,500    90.00      0.00   100.00
                               ---     -----------    ------      -----      ---      --------    -----    ------   ------
TOTAL:                         153     $27,727,698    100.00%     7.192%     679      $181,227    83.33%    70.74%   78.18%
                               ---     -----------    ------      -----      ---      --------    -----    ------   ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $41,400 to approximately $562,500 and the average outstanding principal balance of the Mortgage Loans was approximately $181,227.

PRODUCT TYPES

                       NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                      MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------         --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Fixed - 30 Year            9    $ 1,199,701     4.33%     7.361%      663    $   133,300   81.35%    93.44%    0.00%
ARM - 2 Year/6 Month     113     22,480,289    81.08      7.207       681        198,941   83.66     64.54    80.54
ARM - 3 Year/6 Month      17      2,075,512     7.49      7.055       672        122,089   80.51     96.99    79.99
ARM - 5 Year/6 Month      14      1,972,195     7.11      7.064       669        140,871   83.77    100.00    96.96
                         ---    -----------   ------      -----       ---    -----------   -----    ------    -----
TOTAL:                   153    $27,727,698   100.00%     7.192%      679    $   181,227   83.33%    70.74%   78.18%
                         ---    -----------   ------      -----       ---    -----------   -----    ------    -----

AMORTIZATION TYPE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------         --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing            45      6,050,402      0.22     0.073       682       134,453     0.82      0.56     0.00
60 Month Interest-Only     108     21,677,295     78.18     7.153       678       200,716    83.81     74.90   100.00
                           ---    -----------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                     153    $27,727,698    100.00%    7.192%      679      $181,227    83.33%    70.74%   78.18%
                           ---    -----------    ------     -----       ---      --------    -----     -----   ------

ADJUSTMENT TYPE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------         --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
ARM                       144     $26,527,997     95.67%    7.184%     679      $184,222     83.42%    69.72%  81.71%
Fixed Rate                  9       1,199,701      4.33     7.361      663       133,300     81.35     93.44    0.00
                          ---     -----------    ------     -----      ---      --------     -----     -----   -----
TOTAL:                    153     $27,727,698    100.00%    7.192%     679      $181,227     83.33%    70.74%  78.18%
                          ---     -----------    ------     -----      ---      --------     -----     -----   -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
GEOGRAPHIC              MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DISTRIBUTION              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------            --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Arizona                    15     $ 2,479,370      8.94%    7.355%     658      $165,291     83.83%    78.18%   78.97%
California                 72      17,484,786     63.06     7.135      682       242,844     82.57     64.48    80.32
Colorado                    7         774,456      2.79     7.436      680       110,637     79.86     70.88    81.85
Florida                     3         311,400      1.12     7.379      713       103,800     85.11    100.00   100.00
Georgia                     7         717,259      2.59     7.835      693       102,466     87.31     61.97    79.09
Idaho                       2         115,453      0.42     6.810      624        57,727     75.00    100.00     0.00
Indiana                     1          60,259      0.22     7.990      716        60,259     90.00      0.00     0.00
Kentucky                    3         330,633      1.19     7.396      745       110,211     89.99    100.00    63.92
Michigan                    4         284,813      1.03     7.290      655        71,203     90.00    100.00    25.28
Nevada                      3         472,219      1.70     7.065      665       157,406     85.59    100.00    88.20
North Carolina              1          99,929      0.36     7.750      767        99,929     75.89      0.00     0.00
Ohio                       15       1,319,915      4.76     7.487      670        87,994     84.66     72.93    64.41
Oregon                      9       1,369,995      4.94     6.959      674       152,222     86.72     88.83    81.19
Tennessee                   1          64,000      0.23     7.375      605        64,000     80.00    100.00   100.00
Utah                        1          41,400      0.15     8.375      669        41,400     90.00    100.00     0.00
Washington                  9       1,801,811      6.50     6.998      666       200,201     83.88     89.39    79.72
                          ---     -----------    ------     -----      ---      --------     -----    ------   ------
TOTAL:                    153     $27,727,698    100.00%    7.192%     679      $181,227     83.33%    70.74%   78.18%
                          ---     -----------    ------     -----      ---      --------     -----    ------   ------

No more than approximately 2.62% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL       MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------    --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less               3    $   234,885      0.85%    7.055%      654      $78,295      42.64%    36.19%   36.19%
50.01% to 55.00%             2        309,875      1.12     7.311       623      154,938      51.24     48.41    48.41
55.01% to 60.00%             7        967,929      3.49     7.039       650      138,276      57.66     89.77    91.85
60.01% to 65.00%             2        358,000      1.29     6.156       654      179,000      62.81    100.00   100.00
65.01% to 70.00%             7      1,010,408      3.64     6.944       656      144,344      69.48     58.94    59.47
70.01% to 75.00%            11      1,518,909      5.48     7.218       660      138,083      74.30     50.39    64.51
75.01% to 80.00%            26      5,372,110     19.37     6.825       665      206,620      79.84     76.99    76.68
80.01% to 85.00%            21      4,069,970     14.68     7.153       672      193,808      84.83     84.79    76.79
85.01% to 90.00%            74     13,885,611     50.08     7.397       694      187,643      89.96     66.29    81.88
                           ---    -----------    ------     -----       ---     --------      -----     -----    -----
TOTAL:                     153    $27,727,698    100.00%    7.192%      679     $181,227      83.33%    70.74%   78.18%
                           ---    -----------    ------     -----       ---     --------      -----     -----    -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 37.50% to 90.00%.

LOAN PURPOSE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PURPOSE              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------            --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                    92    $18,032,484     65.03%    7.297%      691     $196,005     85.89%    59.45%   76.75%
Refinance - Cashout         53      8,617,013     31.08     6.956       654      162,585     77.60     92.49    78.91
Refinance - Rate Term        8      1,078,200      3.89     7.318       667      134,775     86.41     85.81    96.16
                           ---    -----------    ------     -----       ---     --------     -----     -----    -----
TOTAL:                     153    $27,727,698    100.00%    7.192%      679     $181,227     83.33%    70.74%   78.18%
                           ---    -----------    ------     -----       ---     --------     -----     -----    -----

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Single Family Residence      105    $18,972,352     68.42%    7.210%      684     $180,689     84.10%    70.79%   79.63%
Condominium                   27      5,826,987     21.02     7.197       664      215,814     82.36     70.56    71.04
Planned Unit Development      13      1,607,633      5.80     7.121       678      123,664     81.68     56.74    78.93
Two-to-Four Family             8      1,320,725      4.76     6.997       670      165,091     78.51     87.89    87.89
                             ---    -----------    ------     -----       ---     --------     -----     -----    -----
TOTAL:                       153    $27,727,698    100.00%    7.192%      679     $181,227     83.33%    70.74%   78.18%
                             ---    -----------    ------     -----       ---     --------     -----     -----    -----

DOCUMENTATION

                                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                    MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                         LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------                       --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation                      85    $13,475,217     48.60%    6.992%      666      $158,532    83.04%   100.00%   76.60%
No Income Verification                  31      6,765,287     24.40     7.775       709       218,235    82.27      0.00    60.51
Full Documentation-Bank Statements      31      6,139,894     22.14     7.024       677       198,061    83.82    100.00    96.32
Limited Income Verification              6      1,347,300      4.86     7.023       658       224,550    89.29      0.00   100.00
                                       ---    -----------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                                 153    $27,727,698    100.00%    7.192%      679      $181,227    83.33%    70.74%   78.18%
                                       ---    -----------    ------     -----       ---      --------    -----    ------   ------

OCCUPANCY

                         NUMBER    AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
OCCUPANCY                 LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
---------               --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Investment                 153     27,727,698      1.00     0.072       679      181,227      0.83     0.71      0.78
                           ---    -----------    ------     -----       ---     --------     -----    -----     -----
TOTAL:                     153    $27,727,698    100.00%    7.192%      679     $181,227     83.33%   70.74%    78.18%
                           ---    -----------    ------     -----       ---     --------     -----    -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE      MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
     (MONTHS)             LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------      --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
0                            6    $   522,400      1.88%     7.77%      672     $ 87,067     87.67%   88.05%   11.95%
1                           80     14,942,788     53.89     7.206       680      186,785     82.54    63.88    76.16
2                           19      3,198,401     11.54     7.231       672      168,337     84.57    79.25    90.22
3                           16      3,709,167     13.38      7.16       681      231,823     84.85    73.09      100
4                            6        948,900      3.42      6.81       656      158,150     80.87      100      100
5                           23      3,473,261     12.53     7.114       693      151,011     83.18    71.49    57.81
7                            2        683,350      2.46     7.928       655      341,675     88.69      100      100
9                            1        249,430       0.9     5.625       641      249,430     79.99      100        0
                           ---    -----------    ------     -----       ---     --------     -----    -----    -----
TOTAL:                     153    $27,727,698    100.00%     7.19%      679     $181,227     83.33%   70.74%   78.18%
                           ---    -----------    ------     -----       ---     --------     -----    -----    -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT     MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
   PENALTY TERM           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------     --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
None                        20    $ 4,542,448     16.38%    7.568%      681     $227,122     85.09%    67.37%   77.09%
12 Months                   15      3,617,750     13.05     7.149       693      241,183     85.16     70.07   100.00
24 Months                   76     13,761,715     49.63     7.125       679      181,075     82.62     60.72    75.95
36 Months                   40      5,414,434     19.53     7.097       667      135,361     82.51     97.39    68.61
60 Months                    2        391,350      1.41     6.901       668      195,675     82.29    100.00   100.00
                           ---    -----------    ------     -----       ---     --------     -----    ------   ------
TOTAL:                     153    $27,727,698    100.00%    7.192%      679     $181,227     83.33%    70.74%   78.18%
                           ---    -----------    ------     -----       ---     --------     -----    ------   ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
   RANGE OF             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES             LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------           --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
551 to 575                   3        461,500      0.02     0.082       563      153,833      0.63      0.79     1.00
576 to 600                   2        285,000      1.03     7.197       581      142,500     55.03    100.00   100.00
601 to 625                   9      1,404,339      5.06     6.714       617      156,038     78.21    100.00    82.56
626 to 650                  33      5,358,401     19.33     7.100       642      162,376     83.69     88.20    76.27
651 to 675                  46      7,859,057     28.34     7.149       662      170,849     83.10     74.43    75.36
676 to 700                  24      4,759,150     17.16     7.184       687      198,298     84.86     75.22    86.27
701 to 725                  14      3,243,556     11.70     7.567       713      231,683     84.60     27.50    79.00
726 to 750                   8      1,553,915      5.60     6.891       736      194,239     85.18     76.44    60.77
751 to 775                  11      2,304,830      8.31     7.238       766      209,530     87.23     48.43    71.64
776 to 800                   3        497,950      1.80     7.610       792      165,983     85.80     42.44   100.00
                           ---    -----------    ------     -----       ---     --------     -----     -----   ------
TOTAL:                     153    $27,727,698    100.00%    7.192%      679     $181,227     83.33%    70.74%   78.18%
                           ---    -----------    ------     -----       ---     --------     -----     -----   ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 560 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 679.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
  RANGE OF              MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GROSS MARGINS             LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------           --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
4.501% to 5.000%             2        449,792      0.02     0.059       661      224,896      0.71      1.00     0.55
5.001% to 5.500%            10      1,942,979      7.32     6.242       671      194,298     77.47     83.97    87.16
5.501% to 6.000%            34      5,990,184     22.58     6.664       675      176,182     83.04     88.01    87.60
6.001% to 6.500%            49      8,522,572     32.13     7.093       676      173,930     82.99     82.09    83.06
6.501% to 7.000%            29      6,142,370     23.15     7.623       693      211,806     86.45     44.14    77.92
7.001% to 7.500%            11      1,502,799      5.66     8.099       661      136,618     81.93     55.79    57.23
7.501% to 8.000%             8      1,905,506      7.18     8.283       690      238,188     86.77     31.27    92.62
8.001% to 8.500%             1         71,795      0.27     8.875       719       71,795     90.00      0.00     0.00
                           ---    -----------    ------     -----       ---     --------     -----     -----    -----
TOTAL:                     144    $26,527,997    100.00%    7.184%      679     $184,222     83.42%    69.72%   81.71%
                           ---    -----------    ------     -----       ---     --------     -----     -----    -----

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.875% per annum to 8.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.389% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM        MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
 MORTGAGE RATES           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
----------------        --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
11.501% to 12.000%           4        933,221      0.04     0.058       681      233,305      0.78      1.00    0.51
12.001% to 12.500%          15      2,664,367     10.04     6.366       675      177,624     77.43     88.31   97.01
12.501% to 13.000%          51      9,251,387     34.87     6.789       676      181,400     82.46     83.89   85.67
13.001% to 13.500%          39      6,586,228     24.83     7.349       674      168,878     85.95     86.21   87.15
13.501% to 14.000%          20      4,371,783     16.48     7.869       694      218,589     84.64     14.43   58.63
14.001% to 14.500%          12      2,479,065      9.35     8.242       691      206,589     87.60     45.90   89.32
14.501% to 15.000%           3        241,945      0.91     8.787       636       80,648     73.30      0.00   70.33
                           ---    -----------    ------     -----       ---     --------     -----     -----   -----
TOTAL:                     144    $26,527,997    100.00%    7.184%      679     $184,222     83.42%    69.72%  81.71%
                           ---    -----------    ------     -----       ---     --------     -----     -----   -----

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.625% per annum to 14.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.179% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
   NEXT RATE            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------         --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
June 2006                    1        249,430      0.01     0.056       641       249,430     0.80      1.00     0.00
August 2006                  1        504,000      1.90     8.125       645       504,000    90.00    100.00   100.00
October 2006                18      2,908,198     10.96     7.136       698       161,567    83.19     65.95    57.70
November 2006                4        696,500      2.63     6.829       650       174,125    82.99    100.00   100.00
December 2006               13      3,193,117     12.04     7.091       683       245,624    84.16     68.74   100.00
January 2007                10      2,018,178      7.61     7.239       685       201,818    86.40     67.11    96.58
February 2007               64     12,594,617     47.48     7.244       681       196,791    82.90     57.77    80.07
March 2007                   2        316,250      1.19     7.948       661       158,125    89.99    100.00     0.00
October 2007                 2        233,781      0.88     7.003       689       116,890    82.48    100.00    50.41
November 2007                1        132,400      0.50     6.875       650       132,400    89.99    100.00   100.00
December 2007                2        424,250      1.60     7.437       677       212,125    88.98    100.00   100.00
January 2008                 4        446,078      1.68     7.293       630       111,519    76.24    100.00    58.78
February 2008                6        716,553      2.70     6.727       690       119,426    75.83    100.00    92.26
March 2008                   2        122,450      0.46     7.069       696        61,225    80.08     49.00    51.00
August 2009                  1        179,350      0.68     7.375       685       179,350    85.00    100.00   100.00
October 2009                 1        212,000      0.80     6.500       653       212,000    80.00    100.00   100.00
November 2009                1        120,000      0.45     6.625       694       120,000    58.54    100.00   100.00
December 2009                1         91,800      0.35     8.250       641        91,800    90.00    100.00   100.00
January 2010                 5        734,145      2.77     7.170       659       146,829    84.60    100.00    91.84
February 2010                5        634,900      2.39     6.952       680       126,980    87.60    100.00   100.00
                           ---    -----------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                     144    $26,527,997    100.00%    7.184%      679      $184,222    83.42%    69.72%   81.71%
                           ---    -----------    ------     -----       ---      --------    -----    ------   ------